Exhibit 10.4

          FIRST AMENDMENT TO THE SENIOR SECURED CREDIT AGREEMENT, dated as of December 22, 2008 (this “Amendment”), made by and among (a) Borders Group, Inc., a Michigan corporation (the “Borrower”), (b) Pershing Square Credit Partners LLC, a Delaware limited liability company (“Pershing Square” or a “Lender), (c) PSRH, Inc., a Cayman Islands exempted company (a “Lender”, and collectively with Pershing Square, the “Lenders”), and (d) Pershing Square Capital Management, L.P., a Delaware limited partnership (the “Collateral Agent” and the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as hereinafter defined).

RECITALS

          WHEREAS, the Borrower, the Lenders, the Collateral Agent, the Administrative Agent and certain other parties entered into that certain Senior Secured Credit Agreement, dated as of April 9, 2008 (the “Credit Agreement”);

          WHEREAS, the Borrower, the Lenders, the Collateral Agent and the Administrative Agent desire to amend the Credit Agreement in accordance with Section 14.12 of the Credit Agreement in the manner set forth in this Amendment in order to extend the Maturity Date until February 16, 2009;

          NOW, THEREFORE, in order to carry out their intent as expressed above and in consideration of the mutual agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Administrative Agent’s Office” and “Maturity Date” and replacing them in their entirety with the following new definitions, as applicable:

“Administrative Agent’s Office. The Administrative Agent’s office located at 888 Seventh Avenue, 42nd Floor, New York, NY 10019 or at such other location as the Administrative Agent may designate from time to time.”

“Maturity Date. February 16, 2009.”

2.	Section 2.2.2 of the Credit Agreement is hereby amended by replacing it in its entirety with the following new provision:

“Repayment Premium. The Borrower agrees to pay to Pershing Square Capital for the account of the Lenders (i) an amount in Dollars equal to 2.25% of any principal amount of Loans repaid between the date hereof until January 15, 2009, on the date of any such repayment, and (ii) on January 15, 2009, an amount in Dollars equal to 2.25% of the principal amount of Loans then outstanding (together, (i) and (ii) shall constitute the “Repayment Premium”). Payment of the Repayment Premium shall be a condition to (i) the extension of the Maturity Date from January 15, 2009 to February 16, 2009, and (ii) the effectiveness of the repayment of the principal amount of the Loans.”

3.	Section 3.1 of the Credit Agreement is hereby amended by deleting the words “and, as a condition to the effectiveness of such payment, the Repayment Premium” therefrom.

4.	Section 3.2 of the Credit Agreement is hereby amended by deleting the “.” at the end thereof and replacing it with the following: “, if applicable.”

5.	Section 3.3 of the Credit Agreement is hereby amended by deleting the “.” at the end thereof and replacing it with the following: “, if applicable.”

6.	References in Sections 14.6 (b) and (c) of the Credit Agreement to “29th Floor” shall be amended and restated to read “42nd Floor.”

7.	References in the Credit Agreement to “this Credit Agreement” or any particular Section thereof shall be deemed to refer to the Credit Agreement or such Section as amended hereby.

8.	Except as amended hereby, the Credit Agreement remains unmodified and is in full force and effect.

9.	This Amendment may be executed in two or more counterparts, each of which constitutes an original and all of which, when taken together, constitute one agreement. This Amendment may be delivered by facsimile and when executed and so delivered, shall be an original for all purposes.

10.	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

BORDERS GROUP, INC.

By: /s/ Edward W. Wilhelm
Name:	Edward W. Wilhelm
Title:	Senior Vice President, Finance
and Chief Financial Officer

LENDERS:

PERSHING SQUARE CREDIT
PARTNERS LLC

PERSHING SQUARE CAPITAL
MANAGEMENT, L.P., its Managing
	By:	Member

PS MANAGEMENT GP, LLC, its
	By:	General Partner

	By:	/s/ William A. Ackman
Name: William A. Ackman
Title: Managing Member

PSRH, INC.

PERSHING SQUARE CAPITAL
MANAGEMENT, L.P., its Authorized
	By:	Representative

PS MANAGEMENT GP, LLC, its
	By:	General Partner

	By:	/s/ William A. Ackman
Name: William A. Ackman
Title: Managing Member

ADMINISTRATIVE
AGENT/COLLATERAL AGENT:

PERSHING SQUARE CAPITAL
MANAGEMENT, L.P.

PS MANAGEMENT GP, LLC, its
By:	General Partner

By:	/s/ William A. Ackman
Name: William A. Ackman
Title: Managing Member